Exhibit 24


POWER OF ATTORNEY
--------------------------------

     By his signature below, the undersigned director or officer of Consumer Portfolio Services, Inc., a California corporation, which will file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Exchange Act of 1934, an Annual Report on Form 10-K for the year ended December 31, 1996, hereby appoints Charles E. Bradley, Jr., and Jeffrey P. Fritz his true and lawful attorneys-in-fact, each of them with full power to act without the other, for him and in his name, place and stead, in any and all capacities, to sign said Form 10-K Annual Report and any and all amendments thereto, and any and all other documents in connection therewith, and to file the same with the Securities and Exchange Commission, the Nasdaq Stock Market and the New York Stock Exchange, Inc., hereby ratifying and confirming all that said attorneys-in-fact or either of them may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 26th day of March, 1997.


/s/ Charles E. Bradley, Sr.
Director




POWER OF ATTORNEY
----------------------------------

     By his signature below, the undersigned director or officer of Consumer Portfolio Services, Inc., a California corporation, which will file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Exchange Act of 1934, an Annual Report on Form 10-K for the year ended December 31, 1996, hereby appoints Charles E. Bradley, Jr., and Jeffrey P. Fritz his true and lawful attorneys-in-fact, each of them with full power to act without the other, for him and in his name, place and stead, in any and all capacities, to sign said Form 10-K Annual Report and any and all amendments thereto, and any and all other documents in connection therewith, and to file the same with the Securities and Exchange Commission, the Nasdaq Stock Market and the New York Stock Exchange, Inc., hereby ratifying and confirming all that said attorneys-in-fact or either of them may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 26th day of March, 1997.


/s/ Charles E. Bradley, Jr.
Director




POWER OF ATTORNEY
----------------------------------

     By his signature below, the undersigned director or officer of Consumer Portfolio Services, Inc., a California corporation, which will file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Exchange Act of 1934, an Annual Report on Form 10-K for the year ended December 31, 1996, hereby appoints Charles E. Bradley, Jr., and Jeffrey P. Fritz his true and lawful attorneys-in-fact, each of them with full power to act without the other, for him and in his name, place and stead, in any and all capacities, to sign said Form 10-K Annual Report and any and all amendments thereto, and any and all other documents in connection therewith, and to file the same with the Securities and Exchange Commission, the Nasdaq Stock Market and the New York Stock Exchange, Inc., hereby ratifying and confirming all that said attorneys-in-fact or either of them may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 26th day of March, 1997.


/s/ John G. Poole
Director



POWER OF ATTORNEY
----------------------------------

     By his signature below, the undersigned director or officer of Consumer Portfolio Services, Inc., a California corporation, which will file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Exchange Act of 1934, an Annual Report on Form 10-K for the year ended December 31, 1996, hereby appoints Charles E. Bradley, Jr., and Jeffrey P. Fritz his true and lawful attorneys-in-fact, each of them with full power to act without the other, for him and in his name, place and stead, in any and all capacities, to sign said Form 10-K Annual Report and any and all amendments thereto, and any and all other documents in connection therewith, and to file the same with the Securities and Exchange Commission, the Nasdaq Stock Market and the New York Stock Exchange, Inc., hereby ratifying and confirming all that said attorneys-in-fact or either of them may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 26th day of March, 1997.


/s/ Thomas L. Chrystie
Director




POWER OF ATTORNEY
----------------------------------

     By his signature below, the undersigned director or officer of Consumer Portfolio Services, Inc., a California corporation, which will file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Exchange Act of 1934, an Annual Report on Form 10-K for the year ended December 31, 1996, hereby appoints Charles E. Bradley, Jr., and Jeffrey P. Fritz his true and lawful attorneys-in-fact, each of them with full power to act without the other, for him and in his name, place and stead, in any and all capacities, to sign said Form 10-K Annual Report and any and all amendments thereto, and any and all other documents in connection therewith, and to file the same with the Securities and Exchange Commission, the Nasdaq Stock Market and the New York Stock Exchange, Inc., hereby ratifying and confirming all that said attorneys-in-fact or either of them may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 26th day of March, 1997.


/s/ William B. Roberts
Director